NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2025 Fund	Nationwide Destination Retirement Fund
Nationwide Destination 2030 Fund	Nationwide Investor Destinations Aggressive Fund
Nationwide Destination 2035 Fund	Nationwide Investor Destinations Conservative Fund
Nationwide Destination 2040 Fund	Nationwide Investor Destinations Moderate Fund
Nationwide Destination 2045 Fund	Nationwide Investor Destinations Moderately Aggressive Fund
Nationwide Destination 2050 Fund	Nationwide Investor Destinations Moderately Conservative Fund
Nationwide Destination 2055 Fund
Nationwide Destination 2060 Fund
Nationwide Destination 2065 Fund

Supplement dated July 26, 2023
to the Statement of Additional Information dated February 28, 2023

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the list of underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) and exchange-traded funds that are affiliated with the Nationwide Funds in which the Funds may currently invest beginning on page 2 of the SAI is hereby revised to add the Nationwide Fundamental All Cap Equity Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE